Class P:    GMEPX

Before you invest, you may want to review the Goldman Sachs China Equity Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550, or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated February 28, 2019, as supplemented to date, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class P shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fees	1.00%
Other Expenses[1]	0.51%
Total Annual Fund Operating Expenses	1.51%
Expense Limitation[2]	(0.37)%
Total Annual Fund Operating Expenses After Expense Limitation	1.14%

[1]	The “Other Expenses” for Class P Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.

[2]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.114% of the Fund’s average daily net assets through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$ 116	$ 442	$ 790	$ 1,773

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including

2        SUMMARY PROSPECTUS — GOLDMAN SACHS CHINA EQUITY FUND

brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2018 was 39% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in issuers economically tied to China. For purposes of the 80% investment policy, China includes Mainland China and China’s special administrative regions, such as Hong Kong.

The Fund expects to invest primarily in common stocks, but may also invest in preferred stocks, securities convertible into common or preferred stocks, and depositary receipts. This may include securities that trade in local Chinese, Hong Kong, or other foreign exchanges and securities that trade in Renminbi (“RMB”), the official currency of China. The Fund may purchase securities in their initial public offerings. The Fund may invest in the securities of Chinese companies, normally restricted to residents of Mainland China (commonly known as “A Shares” or “China A Shares”), through the China Stock Connect program or other channels. The Fund may also invest in other investments including, but not limited to, “B Shares” of companies listed on the Shanghai and Shenzhen Stock Exchanges, “H Shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges, shares of “Red Chip” and “P-Chip” companies with controlling Chinese shareholders that are incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange, and shares of companies listed on the Hong Kong Stock Exchange that generate the majority of their value and revenue from doing business in China.

While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large- and mid-capitalization companies. The Fund may also invest in futures, exchange-traded funds (“ETFs”) and other instruments with similar economic exposures.

Allocation of the Fund’s investments is determined by the Investment Adviser’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest weightings in the Fund’s portfolio relative to the benchmark of the Fund are given to companies the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio risk.

The Fund may invest in the aggregate up to 20% of its Net Assets in: (i) equity investments in issuers that are not economically tied to China; and (ii) fixed income securities, such as government, corporate and bank debt obligations.

The Fund’s benchmark index is the Morgan Stanley Capital International (MSCI) China All Shares Index (Net, USD, Unhedged).

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Currency Risk. Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. To the extent the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.

Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts and Global Depositary Receipts (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS CHINA EQUITY FUND

Greater China Risk. Investing in Greater China involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund’s investment exposure to Greater China may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in the China region. The economy, industries, and securities and currency markets of Greater China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low-cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. The government of the People’s Republic of China (“PRC”) exercises significant control over the economy in Mainland China, and may at any time alter or discontinue economic reforms. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to Mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Fund’s investments in Taiwan and Hong Kong.

Investing Through Stock Connect Risk. Investing in China A Shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect (“Stock Connect”) program is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to market-wide trading volume and market cap quota limitations, each of which may restrict or preclude the Fund’s ability to invest in A Shares through Stock Connect. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A Shares. Therefore, the Fund’s investments in Stock Connect A Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Additionally, restrictions on the timing of permitted trading activity in A Shares, including the imposition of local holidays in either Hong Kong or Mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A Shares at times when the Fund is unable to add to or exit its position.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

RMB Risk. There is no assurance that there will always be sufficient amounts of RMB available for the Fund to remain fully invested in Chinese equities. The Chinese government heavily regulates the domestic exchange of foreign currencies and RMB exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS CHINA EQUITY FUND

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of broad-based securities market indices. Through November 20, 2019, the Fund had been known as the Goldman Sachs Asia Equity Fund, and certain of its strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. In addition, as of that date, the Fund’s benchmark changed from the MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged) to the MSCI China All Shares Index (Net, USD, Unhedged). The Investment Adviser believes that the MSCI China All Shares Index (Net, USD, Unhedged) is a more appropriate benchmark against which to measure performance in light of the changes to the Fund’s strategy. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2018	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 2/2/96)*
Returns Before Taxes	-18.11%	4.68%	9.83%	2.76%
Returns After Taxes on Distributions	-19.17%	4.41%	9.66%	2.67%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.68%	3.78%	8.30%	2.37%
MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)**	-14.37%	4.02%	10.08%	N/A
MSCI China All Shares Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)***	-23.27%	N/A	N/A	N/A

*

Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

**

The MSCI All Country Asia ex–Japan Index (Net, USD, Unhedged) commenced operations in 2001. Since the MSCI All Country Asia ex–Japan Index (Net, USD, Unhedged) has not been in existence as long as certain share classes of the Fund, Since Inception returns are not available.

***

The MSCI China All Shares Index (Net, USD, Unhedged) commenced operations in 2014. Since the MSCI China All Shares Index (Net, USD, Unhedged) has not been in existence for five full calendar years as of December 31, 2018, 5 Years, 10 Years and Since Inception returns are not available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Basak Yavuz, CFA, Managing Director, has managed the Fund since 2019; Hiren Dasani, CFA, Managing Director, has managed the Fund since 2019; Shao Ping Guan, Vice President, has managed the Fund since 2019; and Christine Pu, CFA, Vice President, has managed the Fund since 2019.

BUYING AND SELLING FUND SHARES

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

EMESUM1-19PV2